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EXHIBIT 99.8
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                                VOTING AGREEMENT

                                     among

                         THE STOCKHOLDERS NAMED HEREIN

                                      and

                             KONINKLIJKE AHOLD N.V.

                               ----------------

                                  Dated as of

                                 April 14, 2000

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                               VOTING AGREEMENT

   THIS VOTING AGREEMENT (the "Agreement") is made as of April 14, 2000, by and among Tribune National Marketing Company, a Delaware corporation ("Tribune"), Nevis Capital Management, Inc., a Maryland corporation ("Nevis") (each a "Stockholder" and collectively, the "Stockholders", each such Stockholder acting in its capacity as a stockholder of Peapod, Inc., a Delaware corporation (the "Company")) and Koninklijke Ahold N.V., a public company with limited liability incorporated under the laws of the Netherlands (the "Purchaser").

                                  WITNESSETH:

   WHEREAS, the Company proposes to enter into a Purchase Agreement, dated as of April 14, 2000 (the "Purchase Agreement") with the Purchaser, providing for the sale by the Company of shares of its Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), and certain warrants (the "Warrants") to purchase shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company to the Purchaser; and

   WHEREAS, the Purchase Agreement contemplates the purchase by the Purchaser of the Series B Preferred Stock and the Warrants in one or more closings, but not to exceed three (3) (each, a "Closing"), with each Closing subject to certain conditions, including the approval by the holders of the outstanding shares of Common Stock of the Purchase Agreement and other Documents (as defined below) and the transactions contemplated thereby; and

   WHEREAS, as a condition to the willingness of the Purchaser to enter into the Purchase Agreement, and as an inducement to the Purchaser to do so, each Stockholder has agreed for the benefit of the Company as set forth in this Agreement.

   NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

   Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

     "Affiliate" shall mean, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person and, in the case of a person who is an individual, shall include (i) members of such specified person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act) and (ii) trusts, the trustee and all beneficiaries of which are such specified person or members of such person's immediate family as determined in accordance with the foregoing clause (i). For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person (in particular the voting and disposition of shares of Common Stock held directly or indirectly by such person), directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing. Notwithstanding the foregoing, neither the Purchaser nor any of its Affiliates shall be deemed Affiliates of the Company for purposes of this Agreement.

     "Agreement" shall have the meaning set forth in the Preamble.

     "Alternative Transaction" shall have the meaning set forth in Section
  3.7(a).

     "Amended and Restated Bylaws" shall mean the Amended and Restated By-Laws of the Company.

     "Amended and Restated Certificate of Incorporation" shall mean the Amended and Restated Certificate of Incorporation of the Company.

     "beneficial owner" of a security shall mean any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has (i) the power to vote, or to direct the voting of, such security or (ii) the power to dispose, or to direct the disposition of, such security, or the ability to acquire such voting or dispositive power.

     "Certificate of Designations" shall mean the Certificate of Designations relating to the Series B Preferred Stock.

     "Closing" shall have the meaning set forth in the Recitals.

     "Common Stock" shall have the meaning set forth in the Recitals.

     "Company" shall have the meaning set forth in the Recitals.

     "Credit and Security Agreements" shall have the meaning set forth in the Purchase Agreement.

     "Documents" shall mean (i) this Agreement, (ii) the Purchase Agreement,
  (iii) the Warrants, (iv) the Certificate of Designations, (v) the Registration Rights Agreement, (vi) the Services Agreement, (vii) the Individual Stockholders Voting Agreement, (viii) the Joint Development and License Agreement, and (ix) the Credit and Security Agreements.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Governmental Authority" shall mean any foreign, Federal, state or local court or governmental or regulatory authority.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and applicable rules and regulations and any similar state acts.

     "Individual Stockholders Voting Agreement" shall mean the Voting Agreement, dated as of the date hereof, by and among the Purchaser and the stockholders of the Company named therein.

     "Joint Development and License Agreement" shall have the meaning set forth in the Purchase Agreement.

     "Lien" shall mean any pledge, lien, claim, restriction, charge or encumbrance of any kind.

     "Nevis" shall have the meaning set forth in the Recitals.

     "Notices" shall have the meaning set forth in Section 4.6.

     "person" shall mean any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or agency or political subdivision thereof, or other entity.

     "Purchase Agreement" shall have the meaning set forth in the Recitals.

     "Purchaser" shall have the meaning set forth in the Recitals.

     "Registration Rights Agreement" shall mean the registration rights agreement to be entered into by the Company and the Purchaser pursuant to the Purchase Agreement.

     "Rights Agreement" shall have the meaning set forth in the Purchase Agreement.

     "Securities" shall mean all shares of Common Stock (and all other shares or securities issued or issuable in respect thereof) together with the associated Rights (as defined in the Rights Agreement) as of the date hereof and hereafter acquired.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Services Agreement" shall mean the services agreement to be entered into by the Company and the Purchaser or one of its Affiliates pursuant to the Purchase Agreement.

     "Stockholder" or "Stockholders" shall have the meaning set forth in the Preamble.

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     "subsidiary" shall mean, with respect to any person, (a) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such person, by a subsidiary of such person, or by such person and one or more subsidiaries of such person, (b) a partnership in which such person or a subsidiary of such person is, at the date of determination, a general partner of such partnership, or (c) any other person (other than a corporation) in which such person, a subsidiary of such person or such person and one or more subsidiaries of such person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest, (ii) the power to elect or direct the election of the directors or other governing body of such person, or (iii) the power to direct or cause the direction of the affairs or management of such person. For purposes of this definition, a person is deemed to own any capital stock or other ownership interest if such person has the right to acquire such capital stock or other ownership interest, whether through the exercise of any purchase option, conversion privilege or similar right.

     "Subsidiary" shall mean a subsidiary of the Company.

     "Termination Date" shall have the meaning set forth in Section 4.3.

     "Tribune" shall have the meaning set forth in the Recitals.

     "Warrants" shall have the meaning set forth in the Recitals.

                                  ARTICLE II

                         COVENANTS OF THE STOCKHOLDERS

   Section 2.1 Agreement to Vote. At any meeting of the stockholders of the Company held on or prior to the Termination Date (as defined in Section 4.3), however called, and at every adjournment or postponement thereof, or in connection with any written consent of the holders of any class or classes of the capital stock of the Company prior to the Termination Date, each Stockholder shall vote and cause each of its controlled Affiliates to vote all of the Securities with respect to which it has the right to vote or direct the vote (as of the record date for such meeting of stockholders), (a) in favor of the Purchase Agreement, the other Documents and all of the transactions contemplated by the Purchase Agreement and the other Documents, all matters requiring approval of stockholders under the listing requirements of the Nasdaq Stock Market in connection with such transactions, and any actions required in furtherance hereof, including, without limitation, (i) the issuance of the Series B Preferred Stock and Warrants at the Closings, (ii) the amendment and restatement of the Amended and Restated Certificate of Incorporation to read in its entirety as set forth in the Purchase Agreement, and (iii) the election of the directors nominated by the Purchaser to the Board of Directors of the Company who are in the class of directors to be voted upon at the Company's Stockholder's Meeting (as defined in the Purchase Agreement), (b) against any Alternative Transaction, and (c) except as otherwise agreed to in writing in advance by the Purchaser, against the following actions (other than the transactions contemplated by the Purchase Agreement or any of the other Documents): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries; (ii) a sale, lease or transfer of substantially all of the assets of the Company or any of its Subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or any of its Subsidiaries; (iii) (A) any change in the persons who constitute the board of directors of the Company inconsistent with the composition of the board of directors as contemplated by the Documents; (B) any change in the present capitalization of the Company or any amendment of the Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws; (C) any other material change in the Company's corporate structure or business; or (D) any other action or agreement that, directly or indirectly, is inconsistent with or that could reasonably be expected, directly or indirectly, to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Purchase Agreement and the other Documents. None of the Stockholders shall enter into, or permit any of its controlled Affiliates to enter into, any agreement or understanding with any person prior to the Termination Date, directly or indirectly, to vote, grant any proxy or power of attorney, give instructions or enter into a voting agreement with respect to the voting of his or its Securities in any manner inconsistent with the preceding sentence.


                                      I-3
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   Section 2.2 Proxies and Voting Agreements. (a) Each Stockholder has
revoked, and caused its controlled Affiliates to revoke, any and all previous proxies granted with respect to his or its Securities with respect to the matters set forth in Section 2.1.

   (b) Prior to the Termination Date, each of the Stockholders shall not, and shall cause each of its controlled Affiliates not to, directly or indirectly, except as contemplated hereby, grant any proxies or powers of attorney with respect to their Securities, deposit any of their Securities into a voting trust or enter into a voting agreement with respect to any of their Securities, in each case with respect to the matters set forth in Section 2.1.

   Section 2.3 Irrevocable Proxy. Concurrently with the execution of this Agreement, each Stockholder shall deliver, and shall cause each of its Affiliates to deliver, to Ton van Tielraden a proxy in the form attached hereto as Exhibit A, which, prior to the Termination Date, shall be irrevocable to the extent provided by the Delaware General Corporation Law, covering such Stockholder's or Affiliate's Securities. Each Stockholder shall take further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy.

                                  ARTICLE III

                        REPRESENTATIONS, WARRANTIES AND
                   ADDITIONAL COVENANTS OF THE STOCKHOLDERS

   Each Stockholder represents, warrants and covenants to the Company, as to itself that:

   Section 3.1 Ownership. Each Stockholder is the record and beneficial owner of the equity securities of the Company listed beside such Stockholder's name on Schedule I attached hereto as of the date hereof. The equity securities set forth beside the name of each Stockholder on Schedule I constitute all of the shares of capital stock of the Company owned of record or beneficially by such Stockholder as of the date hereof. All of such securities are issued and outstanding, and except as set forth on Schedule II attached hereto, such Stockholder does not own, of record or beneficially, any warrants, options or other rights to acquire any shares of capital stock of the Company. The securities listed beside each such Stockholder's name on Schedule I attached hereto and the certificates representing such securities are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all Liens, proxies, voting trusts or other agreement, arrangement or restriction with respect to the voting of such securities that would prohibit such Stockholder from complying with Section 2.1 hereof with respect to such securities (other than as contemplated by this Agreement and other than securities held by Nevis for the account of any client in the event that such client terminates its arrangement with Nevis with respect to such securities).

   Section 3.2 Authority; No Conflicts. Each Stockholder has the authority and has been duly authorized by all necessary action (including consultation, approval or other action by or with any other person), to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby. Such actions by such Stockholder require no action by, or in respect of, or filing with, any Governmental Authority with respect to such Stockholder other than any required filings under Section 13 of the Exchange Act. None of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties or assets may be bound, or (B) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of such Stockholder's properties or assets.

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   Section 3.3 Binding Effect. This Agreement has been duly executed and delivered by such Stockholder and is the valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally and by equitable principles to which the remedies of specific performance and injunctive and similar forms of relief are subject.

   Section 3.4 No Finder's Fees. Except as disclosed pursuant to the Purchase Agreement, no broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

   Section 3.5 Commercially Reasonable Efforts. Prior to the Termination Date, each Stockholder, in its capacity as a stockholder of the Company, shall use commercially reasonable efforts to assist and cooperate with the Company in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by the Documents (other than the Services Agreement), including
(i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Authorities and the making of all necessary registrations and filings (including any necessary filings under the HSR Act, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority, (ii) the obtaining of all necessary consents, approvals or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging any of the Documents (other than the Services Agreement) or the consummation of any of the transactions contemplated by any of the Documents (other than the Services Agreement), including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, the Documents (other than the Services Agreement).

   Section 3.6 No Solicitation; Restrictions on Transfers. (a) Prior to the Termination Date, such Stockholder, in its capacity as a stockholder of the Company, shall not, and shall not permit any of its controlled Affiliates or representatives to, directly or indirectly, (i) initiate, solicit or entertain offers from, negotiate with or in any manner knowingly encourage, discuss, accept, or consider any proposal of any other person relating to (w) the acquisition of the capital stock of the Company, or any Subsidiary, securities convertible into or exchangeable for shares of capital stock of the Company or any Subsidiary, (x) the acquisition of the Company's assets or business, in whole or in part, whether directly or indirectly, through purchase, merger, consolidation, business combination, recapitalization, liquidation, dissolution or otherwise, (y) the incurrence of indebtedness by the Company or any Subsidiary, or (z) any other transaction the consummation of which could reasonably be expected to impede, interfere with, prevent, delay or dilute the benefits to the Purchaser of the transactions contemplated by the Documents (other than the transactions contemplated by the Purchase Agreement or sales of inventory in the ordinary course) (any of the foregoing being an "Alternative Transaction"), (ii) initiate, participate, engage in, or agree to initiate, participate or engage in negotiations or discussions concerning, or provide to any person or entity any information or data relating to the Company or any Subsidiary, or otherwise cooperate with or assist or participate in, knowingly facilitating or encouraging, any inquiries or the making of any proposal that constitutes an Alternative Transaction, (iii) in connection with any Alternative Transaction, require the Company to abandon, terminate or fail to consummate the transactions contemplated by the Documents, (iv) grant any waiver or release under or amend any standstill, confidentiality or similar agreement entered into by the Company or any of its Affiliates or representatives; (v) agree to, approve or recommend any Alternative Transaction, or (vi) take any other action inconsistent with the obligations and commitments assumed by such Stockholder and its controlled Affiliates pursuant to this Agreement. Such Stockholder shall, and shall cause his controlled Affiliates to, immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

   (b) Prior to the Termination Date, such Stockholder shall, and shall cause its Affiliates to promptly (but in any event within twenty-four (24) hours of receipt or occurrence thereof) advise the Company orally and in

                                      I-5
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writing of any request for information directed to such Stockholder with respect to, or of any inquiry or proposal regarding any Alternative Transaction directed to such Stockholder, the material terms and conditions of such proposal and the identity of the person making such proposal and provide to the Company copies of any written documentation material to understanding or evaluating such request, Alternative Transaction or inquiry which is received by the Company (or from the person or from any representatives of such person) making such Alternative Transaction, inquiry or proposal. Each Stockholder and its Affiliates will keep the Company fully informed of any such proposal.

   (c) Such Stockholder shall not (i) directly or indirectly, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the securities listed beside its name on Schedules I and II attached hereto or any interest therein or any shares of Common Stock issuable upon the exercise of stock options or warrants (other than in the event that any client of Nevis terminates its arrangements with Nevis); (ii) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any such securities into a voting trust or enter into a voting agreement with respect to any such securities; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing such Stockholder's obligations under this Agreement. Nevis shall not terminate any client account that holds equity securities of the Company.

                                  ARTICLE IV

                                 MISCELLANEOUS

   Section 4.1 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

   Section 4.2 Specific Performance. Each Stockholder agrees that the Purchaser would be irreparably damaged if for any reason such Stockholder fails to perform any of such Stockholder's obligations under this Agreement, and that the Purchaser would not have an adequate remedy at law for money damages in such event. Accordingly, the Purchaser shall be entitled to seek specific performance and injunctive and other equitable relief to enforce the performance of this Agreement by each Stockholder. This provision is without prejudice to any other rights that the Purchaser may have against such Stockholder for any failure to perform its obligations under this Agreement.

   Section 4.3 Amendments; Termination. Neither this Agreement, nor any of the terms or provisions contained herein, may be waived, modified or amended without the prior written consent of the Purchaser, which consent may be withheld in the sole and absolute discretion of any Purchaser. No amendment, modification or termination of this Agreement shall be binding upon any other party unless executed in writing by the parties hereto intending to be bound thereby. This Agreement shall terminate, except with respect to liability for prior breaches thereof, upon the earlier to occur of (i) May 1, 2000 if the Purchase Agreement has not yet been entered into, (ii) immediately following the Stockholder Meeting (as defined in the Purchase Agreement), and (iii) the expiration of the seven-month period commencing on the date hereof (the date of the earliest of such events being the "Termination Date").

   Section 4.4 Successors and Assigns. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by any Stockholder without the prior written consent of the Purchaser. Except as provided in the preceding sentence, any assignment or delegation of rights, duties or obligations hereunder made without the prior written consent of the Purchaser shall be void and of no effect. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and permitted assigns.

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   Section 4.5 Certain Events. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Securities of such Stockholder and shall be binding upon any person to which legal or beneficial ownership of such shares shall pass, whether by operation of law or otherwise.

   Section 4.6 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by a reputable air courier service with tracking capability, with charges prepaid, or transmitted by hand delivery or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by facsimile. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable air courier service (a) if to any Stockholder, to it at the address(es) or facsimile number(s) set forth on Schedule III hereto, with a copy to the Company at 9933 Woods Drive, Skokie, Illinois 60077, Attention:
Andrew Parkinson, and (b) if to the Purchaser, to it at the following contact information:

       with a copy (which shall not constitute notice) to:

       Koninklijke Ahold NV
       Albert Heijnweg 1
       1507 EH Zaandam, The Netherlands
       Attention: Ton van Tielraden, Esq.
       Facsimile: (31-75) 659-8366

       with a copy (which shall not constitute notice) to:

       White & Case LLP
       1155 Avenue of the Americas
       New York, New York 10036
       Attn.: Maureen S. Brundage, Esq. / John M. Reiss, Esq.
       Facsimile: (212) 354-8113

   Section 4.7 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, and each party hereto submits to the non-exclusive jurisdiction of the state and federal courts within the County of New York in the State of New York. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of this Agreement, each party hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth in
Section 4.6, such service to become effective seven days after such mailing. Nothing herein shall affect the right of the Purchaser to serve process in any of the matters permitted by law or to commence legal proceedings or otherwise proceed against any of the Stockholders in any other jurisdiction. Each party hereto hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement

   Section 4.8 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter hereof.

   Section 4.9 Waivers and Extensions. Subject to Section 4.3, any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party and the Purchaser, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

   Section 4.10 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

   Section 4.11 Exhibits and Schedules. Each of the annexes, exhibits and schedules referred to herein and attached hereto is an integral part of this Agreement and is incorporated herein by reference.

   Section 4.12 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements, in addition to any other relief to which such party may be entitled.

   Section 4.13 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

   Section 4.14 Counterparts; Facsimile. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. This Agreement may be delivered by a party via facsimile; provided, that, the originally executed signature pages and original documents are delivered to the appropriate parties within two (2) business days.

   Section 4.15 Further Assurances. Each party hereto, upon the request of any other party hereto, shall do all such further acts and execute, acknowledge and deliver all such further instruments and documents as may be necessary or desirable to carry out the transactions contemplated by this Agreement.

   Section 4.16 Remedies Cumulative. The remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto, including any Purchaser, of any other rights or the seeking of any remedies against any other party hereto.

   IN WITNESS WHEREOF, the Company and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

                                          Koninklijke Ahold N.V.

                                                   /s/ Ton van Tielraden
                                          By: _________________________________
                                            Name: Ton van Tielraden
                                            Title: Senior Vice President and
                                            General Counsel

Tribune National
 Marketing Company

          /s/ Mark W. Hianik
By: _________________________________
 Name: Mark W. Hianik
 Title: Assistant Secretary

Nevis Capital Management, Inc.

        /s/ David R. Wilmerding
By: _________________________________
 Name: David R. Wilmerding
 Title: President

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                                   EXHIBIT A
                                      TO
                               VOTING AGREEMENT

                               IRREVOCABLE PROXY

   The undersigned stockholder of Peapod, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent provided by law, but subject to automatic termination and revocation as provided below) appoints Ton van Tielraden, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of the Company that the undersigned owns or has the right to vote or direct the voting of, as of the record date for the 2000 Annual Meeting of Stockholders of the Company and any adjournments thereof (the "Shares"), and any and all other shares or securities having voting rights issued or issuable with respect thereof on or after the date hereof, until the Termination Date specified in the Voting Agreement referred to below. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof as to matters covered hereby are hereby revoked except as set forth in the Voting Agreement and no subsequent proxies will be given as to the matters covered hereby prior to the Termination Date. This proxy is irrevocable (to the fullest extent provided by law, but subject to automatic termination and revocation as provided below), coupled with an interest and is granted in connection with the Voting Agreement, dated as of April 14, 2000 (the "Voting Agreement"), by and among Koninklijke Ahold N.V., a public company with limited liability incorporated under the laws of the Netherlands (the "Purchaser"), the undersigned stockholder and other stockholders named therein, and is granted in consideration of the Purchaser entering into the Purchase Agreement referred to therein. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Voting Agreement.

   The attorney and proxy named above is hereby empowered at any time prior to the Termination Date to exercise all voting and other rights of the undersigned at any meeting of the stockholders of the Company held on or prior to the Termination Date, however called, and at every adjournment or postponement thereof prior to the Termination Date, to vote all of the Shares,
(a) in favor of the Purchase Agreement, the other Documents and all of the transactions contemplated by the Purchase Agreement and the other Documents, all matters requiring approval of stockholders under the listing requirements of the Nasdaq Stock Market in connection with such transactions, and any actions required in furtherance hereof, including, without limitation, (i) the issuance of the Series B Preferred Stock and Warrants at the Closings, (ii) the amendment and restatement of the Amended and Restated Certificate of Incorporation to read in its entirety as set forth in the Purchase Agreement, and (iii) the election of the directors nominated by the Purchaser to the Board of Directors of the Company who are in the class of directors to be voted upon at the 2000 Annual Meeting of Stockholders of the Company, (b) against any Alternative Transaction, and (c) except as otherwise agreed to in writing in advance by the Purchaser, against the following actions (other than the transactions contemplated by the Purchase Agreement or any of the other Documents): (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries; (ii) a sale, lease or transfer of substantially all of the assets of the Company or any of its Subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or any of its Subsidiaries; (iii) (A) any change in the persons who constitute the board of directors of the Company inconsistent with the composition of the board of directors as contemplated by the Documents; (B) any change in the present capitalization of the Company or any amendment of the Amended and Restated Certificate of Incorporation or the Amended and Restated Bylaws; (C) any other material change in the Company's corporate structure or business; or (D) any other action or agreement that, directly or indirectly, is inconsistent with or that could reasonably be expected, directly or indirectly, to impede, interfere with, delay, postpone or materially adversely affect the transactions contemplated by the Purchase Agreement and the other Documents.

   This proxy is expressly limited to the matters set forth above and the undersigned stockholder may vote the Shares (or grant one or more proxies to vote the Shares) on all other matters.

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   Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

   This proxy is irrevocable, but shall automatically terminate and be revoked and be of no further force and effect on and after the Termination Date.


                                          By: _________________________________
                                             Name:

Dated: April 14, 2000

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